                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 10, 1997
                                                --------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                        0-12538                 59-2197264
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 81 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Foxhall Square Office Building, a joint venture with an Affiliated Partnership (the "Venture") in which First Capital Institutional Real Estate, Ltd. - 1 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Foxhall Square Office Building ("Foxhall"), located in Washington D.C. to Columbia Realty Venture, a District of Columbia limited partnership.

The closing of this transaction occurred on November 10, 1997. Foxhall was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $17,125,000, of which the Registrant's share was $8,562,500. Proceeds ("Sale Proceeds") received by the Registrant approximated $8,250,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $1,150,000 from this transaction. The Registrant will distribute $8,250,000 or $137.50 per Unit on February 28, 1998 to Limited Partners of record as of November 10, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

          (page 5) Pro Forma Financial Information


          Exhibits

          2.1 (page 10) Contract for Purchase of Real Property, executed September 26, 1997, between First Capital Institutional Real Estate, Ltd. 1 & 2 d/b/a Foxhall Square Shopping Center, a Florida joint venture (the "Venture") and Columbia Realty Venture, a Distict of Columbia limited partnership ("Columbia");

          2.2 (page 70) Closing Statement, dated November 10, 1997, between the Venture and Columbia.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

November 24, 1997        By: /s/         NORMAN M. FIELD
-----------------            ------------------------------------------
     (Date)                              NORMAN M. FIELD
                               Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Foxhall had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Foxhall, as well as the three other properties sold during 1997 (Lakewood Square Shopping Center, Peachtree Palisades East Office Building and 12621 Featherwood Office Building) had occurred on December 31, 1996. These four properties are hereafter referred to as the "Sold Properties". The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of the Sold Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and September 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                          September 30, 1997
                                              -------------------------------------------
                                                                              Pro Forma
                                                  Balance      Pro Forma       Balance
                                                   Sheet      Adjustments       Sheet
                                              ------------   ------------    ------------
Investment in commercial rental properties:
 Land                                         $  2,351,100   $ (2,351,100)   $
 Buildings and improvements                      8,317,400     (8,317,400)
                                              ------------   ------------    ------------
                                                10,668,500    (10,668,500)
 Accumulated depreciation and amortization      (3,565,400)     3,565,400
                                              ------------   ------------    ------------
 Total investment properties, net of
  accumulated depreciation and amortization      7,103,100     (7,103,100)

 Cash and cash equivalents                       1,346,700      8,250,000       9,596,700
 Investment in debt securities                   4,311,000                      4,311,000
 Rents receivable                                   41,600        (41,600)
 Other assets                                        1,300         (1,300)
                                              ------------   ------------    ------------
                                              $ 12,803,700   $  1,104,000    $ 13,907,700
                                              ============   ============    ============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Accounts payable and accrued expenses        $    123,200   $    (63,400)   $     59,800
 Due to Affiliates                                   3,400                          3,400
 Real estate commissions due to Affiliate          403,000       (403,000)
 Security deposits                               1,705,800      8,250,000       9,955,800
 Distributions payable                              44,200        (44,200)
 Other liabilities                                   7,600                          7,600
                                              ------------   ------------    ------------
                                                 2,287,200      7,739,400      10,026,600
                                              ------------   ------------    ------------
Partners' capital:
 General Partners                                  184,300        362,500         546,800
 Limited Partners (60,000 Units issued
  and outstanding)                              10,332,200     (6,997,900)      3,334,300
                                              ------------   ------------    ------------
                                                10,516,500     (6,635,400)      3,881,100
                                              ------------   ------------    ------------
                                              $ 12,803,700   $  1,104,000    $ 13,907,700
                                              ============   ============    ============

The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                             Nine Months Ended September 30, 1997
                                                   -----------------------------------------------------------
                                                                                                   Pro Forma
                                                   Statement of                     Previous      Statement of
                                                    Income and       Pro Forma      Pro Forma      Income and
                                                     Expenses       Adjustments    Adjustments      Expenses
                                                   -----------    --------------   -----------    ------------
Income:
  Rental                                           $   2,411,400  $   (1,268,000)  $(1,143,400)   $
  Interest                                               482,400            (300)                     482,100
  Gain on sale of poperty                              1,212,200                    (1,212,200)
                                                   -------------  --------------   -----------    -----------
                                                       4,106,000      (1,268,300)   (2,355,600)       482,100
                                                   -------------  --------------   -----------    -----------
Expenses:
  Depreciation and amortization                          536,300        (244,300)     (292,000)
  Property operating:
    Affiliates                                           144,300         (66,300)      (78,000)
    Nonaffiliates                                        522,000        (253,600)     (268,400)
  Real estate taxes                                      223,400        (140,000)      (83,400)
  Insurance - Affiliate                                   23,400          (7,700)      (15,700)
  Repairs and maintenance                                349,800        (186,700)     (163,100)
  General and administrative:
    Affiliates                                            18,800                                       18,800
    Nonaffiliates                                        122,000                                      122,000
                                                   -------------  --------------   -----------    -----------

                                                       1,940,000        (898,600)     (900,600)       140,800
                                                   -------------  --------------   -----------   ------------

Net income                                         $   2,166,000  $     (369,700)  $(1,455,000)   $   341,300
                                                   =============  ==============   ===========    ===========

Net income allocated to General Partners           $     632,700  $       18,300   $  (647,600)   $     3,400
                                                   =============  ==============   ===========    ===========

Net income allocated to Limited Partners           $   1,533,300  $     (388,000)  $  (807,400)   $   337,900
                                                   =============  ==============   ===========    ===========
Net income allocated to Limited
  Partners per Unit (60,000 Units
  outstanding)                                     $       25.56  $        (6.47)  $    (13.46)   $      5.63
                                                   =============  ==============   ===========    ===========


    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                             Year Ended December 31, 1996
                                         ---------------------------------------------------------------------
                                                                                                    Pro Forma
                                                                                Previous          Statement of
                                          Statement of       Pro Forma          Pro Forma          Income and
                                           Income and       Adjustments        Adjustments          Expenses
                                            Expenses        (Unaudited)        (Unaudited)         (Unaudited)
                                         -------------     ------------       ------------      -------------
Income:
 Rental                                  $   4,866,600     $ (1,576,900)      $ (3,289,700)     $
 Interest                                      208,000             (100)              (300)           207,600
                                         -------------     ------------       ------------      -------------
                                             5,074,600       (1,577,000)        (3,290,000)           207,600
                                         -------------     ------------       ------------      -------------
Expenses:
 Depreciation and amortization               1,144,000         (303,000)          (841,000)
 Property operating:
  Affiliates                                   227,200          (63,900)          (163,300)
  Nonaffiliates                                998,900         (336,600)          (662,300)
 Real estate taxes                             377,500         (162,500)          (215,000)
 Insurance - Affiliate                          60,400          (11,400)           (49,000)
 Repairs and maintenance                       692,200         (243,900)          (448,300)
 General and administrative:
  Affiliates                                    37,800                                                 37,800
  Nonaffiliates                                146,800                                                146,800
                                         -------------     ------------       ------------      -------------
                                             3,684,800       (1,121,300)        (2,378,900)           184,600
                                         -------------     ------------       ------------      -------------
Net income                               $   1,389,800     $   (455,700)      $   (911,100)     $      23,000
                                         =============     ============       ============      =============
Net (loss) income allocated to
 General Partners                        $     (89,100)    $     22,700       $     66,600      $         200
                                         =============     ============       ============      =============
Net income allocated to Limited Partners $   1,478,900     $   (478,400)      $   (977,700)     $      22,800
                                         =============     ============       ============      =============
Net income allocated to Limited
 Partners per Unit (60,000 Units
 outstanding)                            $       24.65     $      (7.97)      $     (16.30)     $        0.38
                                         =============     ============       ============      =============

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sale of the Registrant's interest in Foxhall.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Foxhall.

   c) Real estate commissions due to Affiliates have been written off as a result of the Partnership not meeting subordination criteria pursuant to the Partnership Agreement.

   d) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Sold Properties.